Impairment of assets	6 Months Ended
Jun. 30, 2022
Impairments [Abstract]
Disclosure of impairment of assets [text block]	Impairment and losses on sale of businesses and fixed assets(a)
Net impairment charges and losses on sale of businesses and fixed assets for the second quarter and half year were $445 million and $26,476 million respectively, compared with net reversals of $2,937 million and $2,564 million for the same periods in 2021 and include net impairment charges for the second quarter and half year of $402 million and $14,788 million respectively, compared with net reversals of $2,964 million and $2,744 million for the same periods in 2021.
gas & low carbon energy segment
In the gas & low carbon energy segment there was a net impairment charge of $265 million and $517 million for the second quarter and half year respectively, compared with net reversals of $1,270 million and $1,148 million for the same periods in 2021.
oil production & operations segment
In the oil production & operations segment there was a net impairment reversal of $245 million and charge of $379 million for the second quarter and half year respectively, compared with net reversals of $1,756 million and $1,657 million for the same periods in 2021.
Impairment charges for the first half 2022 included charges related to the decision to exit other businesses with Rosneft within Russia.
other businesses and corporate
In the other businesses and corporate segment there was a net impairment charge of $14 million and $13,493 million for the second quarter and half year respectively, compared with a net impairment charge of $56 million and $53 million for the same periods in 2021 and a loss on sale of businesses and fixed assets of $11,082 million.
The impairment charge and the loss on sale of businesses and fixed assets for the half year mainly relates to bp's investment in Rosneft - see Note 1.

(a)All disclosures are pre-tax.